                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                                GREEN TREE FINANCIAL CORP.





                                 BY: /s/ PHYLLIS A. KNIGHT
                                     ----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                                GREEN TREE FINANCIAL CORP.



                                BY: /s/ PHYLLIS A. KNIGHT
                                    ---------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   May 1996

                                      Distribution Date: 6/17/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

Class A Certificates
- --------------------
1.  (a)  Amount Available (including Monthly
         Servicing Fee)                                                                 $ 2,831,933.46

    (b)  Class M-1 Interest Deficiency Amount
         (if any), Class M-2 Interest Deficiency
         Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for
         prior Payment Date                                                                        .00

    (c)  Amount Available after giving effect to
         withdrawal of any Class M-1 Interest Deficiency
         Amount, Class M-2 Interest Deficiency Amount
         and Class B-1 Interest Deficiency Amount prior
         Payment Date                                                                     2,831,933.46

    INTEREST

2.  Aggregate Interest
    (a)  Class A-1 Pass-through Rate                                                              5.70%
         Class A-1 Interest                                                                 131,063.93

    (b)  Class A-2 Pass-through Rate                                                              6.00%
         Class A-2 Interest                                                                 105,000.00

    (c)  Class A-3 Pass-through Rate                                                              6.35%
         Class A-3 Interest                                                                  91,545.83

3.  Amount Applied to unpaid Class A Interest Shortfall                                            .00

4.  Remaining Unpaid Class A Interest Shortfall                                                    .00

    PRINCIPAL

5.  Formula Principal Distribution Amount:
    (a)  Scheduled Principal                                   $  284,253.79
    (b)  Principal Prepayments                                  1,646,510.63
    (c)  Delinquent Payments Advanced                              25,225.79
    (d)  Liquidated Contracts                                       7,481.03
    (e)  Repurchases                                                     .00
    (f)  Delinquent Payments Recovered                            (24,239.02)
    (g)  Previously Undistributed Principal
             Amounts                                                     .00
                   Total Principal                                                      $ 1,939,232.22

6.  Pool Scheduled Principal Balance                                                     87,379,198.04

7.  Senior Percentage for such Payment Date                                                        100%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                   May 1996
                                    Page 2

                                      Distribution Date: 6/17/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

 8.  Class A Principal Distribution:
     (a) Class A-1                                                1,939,232.22
     (b) Class A-2                                                         .00
     (c) Class A-3                                                         .00

 9.  Class A Principal Balance
     (a) Class A-1 Principal Balance                             25,653,175.04
     (b) Class A-2 Principal Balance                             21,000,000.00
     (c) Class A-3 Principal Balance                             17,300,000.00

     CLASS M-1 CERTIFICATES
     ----------------------

10.  Amount Available less the Class A Distribution
     Amount (including Monthly Servicing Fee)                       565,091.48

     INTEREST

11.  Aggregate Interest
     (a) Class M-1 Pass-through Rate                                      6.95%
         Class M-1 Interest                                          37,935.42

12.  Amount applied to Unpaid Class M-1
     Interest Shortfall                                                    .00

13.  Amount applied to Class M-1 Interest
     Deficiency Amount                                                     .00

14.  Remaining unpaid Class M-1 Interest
     Deficiency Amount                                                     .00

15.  Remaining Unpaid Class M-1 Interest
     Shortfall                                                             .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a) Scheduled Principal                                               .00
     (b) Principal Prepayments                                             .00
     (c) Liquidated Contracts                                              .00
     (d) Repurchased                                                       .00
     (e) Previously Undistributed Principal Amounts                        .00

17.  Class M-1 Principal Balance                                  6,550,000.00

18.  Senior Percentage for such Payment Date                            100.00%

19.  Class M-1 Principal Distribution                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 3

                                      Distribution Date: 6/17/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0

INTEREST ON PRINCIPAL SHORTFALL
20.  Aggregate Principal Shortfall                                         .00

21.  Class M-1 Principal Shortfall Amount                                  .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                      .00

23.  Remaining Unpaid Class M-1 Interest Shortfall on
     Principal Shortfall                                                   .00

     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                                 527,156.06

     INTEREST

25.  Current Interest
     (a)  Class M-2 Pass-through Rate                                     7.30%
          Class M-2 Interest                                         34,218.75

26.  Amount applied to Unpaid Class M-2
     Interest Shortfall                                                    .00

27.  Amount applied to Class M-2 Interest
     Deficiency Amount                                                     .00

28.  Remaining unpaid Class M-2 Interest
     Deficiency Amount                                                     .00

29.  Remaining unpaid Class M-2 Interest
     Shortfall                                                             .00

          PRINCIPAL

30.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                              .00
     (b)  Principal Prepayments                                            .00
     (c)  Liquidated Contracts                                             .00
     (d)  Repurchases                                                      .00
     (e)  Previously Undistributed Principal
          Amount                                                           .00

31.  Class M-2 Principal Balance                                  5,625,000.00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 4

                                      Distribution Date: 6/17/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

32.  Senior Percentage for such Payment Date                            100.00%

33.  Class M-2 Percentage Distribution:                                    .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                                  .00

35.  Class M-2 Principal Shortfall Amount                                  .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                      .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                                .00


     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                                     .17%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                           .06%

39.  Average Thirty Day Delinquency Ratio Test
     (a) Thirty-Day Delinquency Ratio for current
         Payment Date                                                      .50%
     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 5%)                              .17%

40.  Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for current
         Payment Date (as a percentage of Cut-off
         Date Pool Principal Balance: may not exceed
         10% from April 1, 1999 to March 31, 2001,
         11% from April 1, 2001 to March 31, 2002,
         12% after March 1, 2002                                           .01%

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 5

                                      Distribution Date: 6/17/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0


41.  Current Realized Losses Test
     (a)   Current Realized Losses for current payment Date           8,036.42
     (b)   Current Realized Loss Ratio (total Realized
           Losses for most recent three months, multiplied
           by 4, divided by arithmetic average of Pool
           Schedule Principal Balances for third preceding
           Remittance and for current Remittance Date;
           may not exceed 2.5%)                                            .11%

42.  Class B Principal Balance Test
     (a)   Class B Principal Balance (before any
           distributions on current Payment Date)
           divided by Pool Scheduled Principal Balance
           for prior Payment Date (must equal or exceed 24%)             12.60%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount (including Monthly
     Servicing Fee)                                                 492,937.31

     INTEREST

44.  Class B-1 Pass-through Rate                                          6.85%

45.  Current Interest                                                32,109.38

46.  Amount applied to Unpaid Class B-1 Interest
     Shortfall                                                             .00

47.  Amount applied to Class B-1 Interest
     Deficiency Amount                                                     .00

48.  Remaining unpaid Class B-1 Interest
     Deficiency Amount                                                     .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                         .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                              .00
     (b)  Principal Prepayments                                            .00
     (c)  Liquidated Contracts                                             .00
     (d)  Repurchases                                                      .00
     (e)  Previously Undistributed Principal Amounts                       .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 6

                                     Distribution Date: 6/17/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                      Trust Account:  3334725-0


51.  Pool Scheduled Principal Balance                            87,379,198.04
52.  Class B Percentage for such Payment Date                              .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                                   .00

54.  Class B Principal Balance                                   11,251,023.00

55.  Class B-1 Principal Balance                                  5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                                  .00

57.  Class B-1 Principal Shortfall Amount                                  .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                      .00

59.  Remaining Unpaid Class B-1 Interest Shortfall
     on Principal Shortfall                                                .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                                     460,827.93

     INTEREST

61.  Class B-2 Pass-through Rate                                          7.40%

62.  Current Interest                                                34,693.81

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                             .00

63.  Amount applied to Class B-2 Interest
     Deficiency Amount                                                     .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 7

                                     Distribution Date: 6/17/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0
                                     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)     Scheduled Principal                                           .00
     (b)     Principal Prepayments                                         .00
     (c)     Liquidated Contracts                                          .00
     (d)     Repurchases                                                   .00
     (e)     Previously Undistributed Principal Amounts                    .00

66.  Pool Scheduled Principal Balance                            87,379,198.04

67.  Class B Percentage for such Payment Date                              .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                                   .00

69.  Current Principal (Class B Percentage
     of Formula Principal Distribution Amount
     less Class B-1 Principal Balance)                                     .00

70.  Class B-2 Principal Liquidation Loss Amount                           .00

71.  Class B-2 Limited Guaranty Payment                                    .00

72.  Class B-2 Principal Balance                                  5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                                  .00

74.  Class B-2 Principal Shortfall Amount                                  .00

75.  Amount applied to Unpaid Class B-2 Interest
     Shortfall on Principal Shortfall                                      .00

76.  Remaining Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                                .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a)  Previous Month Pool Factor                                 .95297365
     (b)  Current Month Pool Factor                                  .93228321

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                    May 1996
                                     Page 8

                                     Distribution Date: 6/17/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)   31-59 days                432,710.06              38
     (b)   60-89 days                132,192.92               9
     (c)   90 or more days            19,645.18               2

79.  Defaulted Contracts                                              7,522.54

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                           # 1               8,036.42

81.  Number of Loans Remaining                                           6,033

82.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                                    # 1               7,481.03

83.  FHA Insurance reserve amount                                99,387,282.25

84.  Amount received from FHA insurance                                    .00

     CLASS C CERTIFICATES
     --------------------

85.  Monthly Servicing Fee                                           55,824.02

86.  Class C Residual Payment                                       370,310.10

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1996-A
                                    May 1996
                              Defaulted Contracts


                                                  Estimated
                                                   Loss at
Account#       Principal   Interest   Amount      Sale Date
- ------------   ---------   --------   ---------   ---------
15723328        7,481.03      41.51    7,522.54    8,036.42


TOTALS         $7,481.03     $41.51   $7,522.54   $8,036.42
               =========   ========   =========   =========